Supplement dated August 28, 1998
to Prospectuses of
all Corporate Income Fund Series
and GNMA and Freddie Mac Series
of Government Securities Income Fund
------------------------------------

          Sales Charge. The sales charges on Units of these Funds have been reduced. The maximum sales charge (including deferred sales charges on some Series) on Intermediate, GNMA and Freddie Mac Series is now normally 3.0% of the public offering price. The maximum sales charge on Monthly Payment and Insured Series (including deferred sales charges on some Series) is now normally 3.5% of the public offering price. However, on purchases of outstanding series charging deferred sales charges, the maximum sales charge will be either $30 or $35 per Unit (per 1,000 Units on GNMA and Freddie Mac Series), respectively, which may be more or less than 3.0% or 3.5%, depending on the purchase price.

          The maximum sales charge is reduced on any purchase of at least $100,000 as follows:

                     Monthly Payment and       GNMA, Freddie Mac
                       Insured Series       and Intermediate Series
                    ----------------------  -----------------------
                    Percentage  Percentage  Percentage  Percentage
                    of Public     of Net    of Public     of Net
                    Offering      Amount    Offering      Amount
Amount Invested       Price      Invested     Price      Invested
---------------     ----------  ----------  ----------  ----------

Less than $100,000      3.50%      3.627%      3.00%      3.093%

$100,000 - $249,999     3.25       3.359       2.75       2.828

$250,000 - $499,999     3.00       3.093       2.50       2.564

$500,000 - $999,999     2.75       2.828       2.25       2.302

$1,000,000 or more      2.50       2.564       2.00       2.041

Selling dealers receive 65% of the sales charge.

          Revised Sponsors' Fees. The Sponsors receive annual fees to reimburse the Sponsors for their costs of providing portfolio supervision, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. The fees for these services have been combined and currently total $0.45 per $1,000 face amount a year. While these fees may exceed the costs and expenses for this Fund, the total of these fees from all Defined Asset Funds will not exceed the aggregate costs and expenses for all Funds for any calendar year.